Exhibit 99.1

FOR IMMEDIATE RELEASE
November 2, 2010
Investor and Media Contact: Whitney Finch
Director of Investor Relations
813.421.7694
wfinch@walterinvestment.com

WALTER INVESTMENT MANAGEMENT CORP. COMPLETES PURCHASE OF
MARIX SERVICING LLC
(Tampa, Fla.) — Walter Investment Management Corp. (NYSE Amex: WAC) (“Walter Investment” or the “Company”) today announced it has completed the purchase of Marix Servicing LLC (“Marix”), a high-touch specialty mortgage servicer. Marix, based in Phoenix, Arizona, is focused on default management, borrower outreach, loss mitigation, liquidation strategies and component and specialty servicing.
“We are pleased to have finalized the purchase of Marix,” said Mark J. O’Brien, Walter Investment’s Chairman and Chief Executive Officer, “We believe Marix is uniquely positioned as a well-capitalized, specialty servicer with available capacity, leading technology, experienced management and superior performance.”
With the close of the transaction, Marix becomes a significant component of the Walter Investment high-touch asset management and servicing platform, allowing the Company to expand its portfolio acquisition and revenue growth opportunities. The addition of Marix to Walter Investment’s existing operations creates one of the industry’s most robust platforms.
About Walter Investment Management Corp.
Walter Investment Management Corp. is an asset manager, mortgage servicer and mortgage portfolio owner specializing in less-than-prime, non-conforming and other credit-challenged mortgage assets. Based in Tampa, Fla., the Company currently has $1.8 billion of assets under management and annual revenues of approximately $180 million. The Company is structured as a real estate investment trust (“REIT”) and employs approximately 340 people. For more information about Walter Investment Management Corp., please visit the Company’s website at www.walterinvestment.com.
About Marix Servicing LLC
Marix Servicing LLC is a high-touch specialty mortgage servicer focused on default management, borrower outreach, loss mitigation, liquidation strategies, and component and specialty servicing. Marix is based in Phoenix, Arizona and offers one of the industry’s most robust platforms utilizing state-of-the art loss mitigation and centralized collections processes. For further information regarding Marix and its servicing capabilities please contact Rick Smith, President and CEO of Marix Servicing at (623)249-2255 or visit the Company’s website at www.marixservicing.com.
Safe Harbor Statement
Certain statements in this release and in any of Walter Investment Management Corp.’s public documents referred to herein, contain or incorporate by reference “forward-looking” statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “project,” “estimate,” “forecast,” “objective,” “plan,” “goal” and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this release. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to, the accuracy of management’s due diligence on and its assessment of the Marix business; future economic and business conditions; the potential loss of key customers of Marix or reduction in the services contracted for by any such customers; the failure of the market for the Company’s services to develop, the possibility that the Company may not be able to integrate successfully the business, operations and employees of the acquired business; the inability to manage growth; the effects of competition from a variety of local, regional, national and other mortgage servicers and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 2, 2010.
All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of November 2, 2010. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law.